UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

Vaxart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	VXRT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

Vaxart, Inc. (“Vaxart” or the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) on June 16, 2021, at 170 Harbor Way, Suite 300, South San Francisco, California 94080. At the 2021 Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the 2021 Proxy Statement. The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter. Proxies for the 2021 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

Proposal 1. Stockholders elected the six nominees for directors to serve until Vaxart’s 2022 Annual Meeting of Stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
David Wheadon, M.D.	20,540,834	897,172	39,352,088
Karen J. Wilson	20,430,858	1,007,148	39,352,088
Todd C. Davis	19,672,506	1,765,500	39,352,088
Michael J. Finney, PHD	17,950,136	3,487,870	39,352,088
Andrei Floroiu	19,578,965	1,859,041	39,352,088
Robert A. Yedid	19,230,568	2,207,438	39,352,088

Proposal 2. Stockholders approved the amendment to the Vaxart, Inc. 2019 Equity Incentive Plan, increasing the number of shares of common stock reserved for issuance thereunder by 8,900,000 to 16,900,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,711,504	7,328,614	397,888	39,352,088

Proposal 3. Stockholders ratified the selection of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,671,987	1,705,881	1,412,226	—

Proposal 4. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the 2021 Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,022,929	3,522,444	892,633	39,352,088

Item 8.01.         Other Events

Wouter W. Latour’s term as director and Chairman of the Company’s Board of Directors (the “Board”) expired at the 2021 Annual Meeting, and he did not stand for re-election. In recognition of Dr. Latour’s service on the Board, and in exchange for his release of claims against the Company and agreement to cooperate in certain matters, the Board agreed to (i) accelerate the vesting of 100,000 option shares granted to Dr. Latour on May 12, 2019, and (ii) provide that each vested stock option held by Dr. Latour on the date of the 2021 Annual Meeting will remain outstanding and exercisable for two years or until the earlier expiration of its 10-year term.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Vaxart, Inc. 2019 Equity Incentive Plan (as amended on April 28, 2021)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaxart, Inc.

Dated: June 21, 2021
	By:	/s/ Andrei Floroiu
Andrei Floroiu
Chief Executive Officer